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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 5, 2002

IMAGE ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-11071	84-0685613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9333 Oso Avenue, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (818) 407-9100

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

        On September 5, 2002, Image Entertainment, Inc. issued a press release announcing the sale and leaseback of its Las Vegas, Nevada distribution facility. A copy of the press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMAGE ENTERTAINMENT, INC. Registrant
Dated: September 5, 2002	By:	/s/ JEFF M. FRAMER
		Name:	Jeff M. Framer
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
(99)	Press Release dated September 5, 2002

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  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index